amesite

SPRING 2021

# *Company* **Presentation**









# Forward Looking Statements

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words "we", "us" and "our" may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein.

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential.

# Investment Highlights

1. **MARKET OPPORTUNITY** addressing multi-billion dollar online learning markets in business and education.

2. **UNIQUE MODEL** for transparent B2B business that creates an opportunity for growth and revenue for customers.

3. **PROVEN TECHNOLOGY** that scales, with the efficiency and interoperability that customers need.

4. **SUCCESSFUL PRODUCTS** that customers LOVE♥: strong focus on technology + design to create great user experiences.

5. **STRONG DIFFERENTIATION** in markets that urgently need technology to meet the demand for growth.

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential.

# AMESITE WINS

## SALES

**Ford Motor Company Pilot**

- Global managers upskilled in AI – demonstrating high quality, satisfaction and outcomes

**EWIE Group of Companies Pilot**

- Global turnkey learning system that tracks people, teams and locations, easily

**Warrior TechSource: Wayne State**

- Learning ecosystem called the most advanced in the industry, transforming alumni opportunities for advancement

**inHub: The Henry Ford**

- Enterprise-wide solution that enabled the partner to deliver, digitally – and effectively

## PRODUCT

**98%**

**Retention across all Amesite products**

"I really enjoyed the Innovation Journey assignment. I enjoyed the sessions with THF staff. **This has been one of the best PD's I have ever done."**

**– THF Learner, Dec 2020**

"This is a **great way to explore new technologies** and industries. I can see this being **especially helpful to people that don't already have a background in the subject matter**."

**– WSU Learner, Nov 2020**

## TECHNOLOGY

- Outstanding **video streaming capabilities, right on the platform**
- **Top security**, with analytics to keep partners' and user data safe
- **Efficient infrastructure management** to make operations efficient and speed launches
- **Artificial Intelligence to drive unparalleled engagement** and give the ability to continuously improve the user experience

**Amesite is addressing enormous markets with a unique, scalable B2B SaaS solution that customers love – and is built to scale.**

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential.

# Meet Amesite

Amesite's cloud-based platform + content creation services provide **fully-managed, customized learning environments** for businesses and universities.

Amesite is unique in its focus on the **user experience** for learning: for instructors, administrators and learners.

FOREFRONT Global Technologies | POWERED BY amesite | STATE U


Good Morning, Lucas!
Model i Innovation Learning Professional Development
Syllabus
Tutorial
Grade Status
90%
To Do
UNGRADED
2
Assessments
REGRADE
3
Requests
EXTENSION
40
Requests


How might we upskill our sales team and reach goals faster?
Identify stretch goals
Upskill with online PD Courses
Knowledge sharing between teams & departments


Your Forecasted Grade
89%
Homework 2
80%
Homework 3
Homework 4
98%

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential.

**Our mission** is to ***improve the way the world learns.***

> Music, retail, even banking, **have leapt ahead** with user friendly, engaging platforms that allow work to be done or entertainment to be consumed. **Education has lagged. That will end.**

**Dr. Ann Marie Sastry**
Founder & CEO
on Cavuto: Coast to Coast

| | |
|---|---|
| **2017** | **Founded** |
| **2018** | **Closed first financing, built a team, launched first products** |
| **2019** | **Launched full-stack, cloud-based solution; sales in key sectors** |
| **2020** | **Nasdaq IPO $AMST** |

## KEY ACCOMPLISHMENTS

- Won sales in three major sectors: Business, Higher Education and K-12
- Won major, organization-wide sales to become sole L&D platform
- Demonstrated industry-leading retention rates across all programs: 98%
- Secured nameplate customers and delivered excellent customer reviews
- **Positioned for growth — just when the world of learning needs our solutions**

## BUSINESS AND TECHNICAL AWARDS AND RECOGNITIONS

Best and Brightest Companies to Work For in the Nation Winner 2020

The Nation's Best and Brightest in Wellness Winner 2020

Big Innovation 2020

amesite

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential.

# MODEL AND MARKETS

## MODEL: SAAS FLEXIBILITY AND SCALABILITY, TARGETING HIGH MARGIN + ARR

| | |
|---|---|
| **SETUP FEE** | **ADAPTABLE:** Amesite delivers custom, enterprise-wide systems, or new, specialized or technical programs, branded to the Customer |
| **COURSE CREATION FEE** | **FLEXIBLE:** Amesite can build-from-scratch, from technical to introductory / general-interest courses and programs — or Customers can use their own content |
| **MAINTENANCE FEE** | **RELEVANT:** Amesite assures content stays up-to-date |
| **USER FEE** | **SCALABLE:** Manageable user fees enable course monitoring and customer service, leveraging infrastructure that supports growth |

ENTERPRISE

**$169B**

https://www.statista.com/statistics/738412/size-of-the-workplace-training-market-north-america/

HIGHER ED

**16.6M Learners**

https://nces.ed.gov/programs/coe/indicator_cha.asp#:~:text=In%20fall%202018%2C%20total%20undergraduate.enrollment%20was%2013.2%20million%20students.

amesite

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential.

# Enterprise Solutions

"The **results we've seen so far are unparalleled, the technology has made the system scalable and easy to use** and we can fully achieve our goals of inspiring that next generation of innovators and inventors."

**Patricia Mooradian**
President & CEO,
The Henry Ford Museum

WATCH THE CASE STUDY HERE

## Amesite is a solution for ENTERPRISES that scales easily.

### Delivering Courses & Programs to Upskill Flexibly

- Access to **best-in-class content and instructors** — on demand
- **Continuously refreshed** employee learning programs
- Delivery of **job-specific certifications** for teams, quickly and efficiently



WEEK 1
AUG 02 - 08
Introduction to Artificial Intelligence
History, Impact & Potential, & Algorithms
0%
Engagement #1
Homework #1

### Delivering Whole Enterprise Solutions that Meet L&D Needs

- Fully **branded-to-Customer, AI-backed platform**, complete with the exact learning products that businesses need
- **Full integration** of top tier tools, and **custom-built features**, delivered on-demand
- **Auto-scaling out-of-the-box** — no additional complexity for businesses



AI for Managers
82%
Course ends March 24
CONTINUE

**$151B**
Worldwide market revenues from SaaS companies by **2022**
https://www.gartner.com/en/newsroom/press-releases/2019-11-13-gartner-forecasts-worldwide-public-cloud-revenue-to-grow-17-percent-in-2020

**73%**
of organizations will be using all or mostly SaaS solutions by **2021**
https://www.bmc.com/blogs/saas-growth-trends/

**93%**
of CIOs indicate they're **already adopting** or are soon planning to adopt SaaS solutions
https://www.bmc.com/blogs/saas-growth-trends/

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential.

# Higher Ed Solutions

"We chose to partner with Amesite because they offer **the most advanced online learning platform in the market today**. The feedback from our students and instructors has been overwhelmingly positive."

**Dr. Farshad Fotouhi**
Dean of Engineering,
Wayne State University

WATCH THE CASE STUDY HERE

## Amesite is a **solution for HIGHER ED that drives revenue for universities.**

### Delivering Ecosystems that Generate Revenue

- **Courses, programs and certificates** delivered on a fully-managed platform, enabling colleges to launch efficiently
- **AI-backed platform** matches content to courses — continuously
- Strategic consultation enables colleges to **create certifications that have impact**



EVERYTHING YOU NEED. ONLINE. ON YOUR TIME.
EMERGING TECHNOLOGY
Artificial Intelligence
LEARN MORE
Data Science
LEARN MORE
Coding for Gaming and Gamification
LEARN MORE
Smart Manufacturing
LEARN MORE

### Delivering Experiences that Build Loyalty and ARR

- Delivery of the programs needed — paying only as-you-go — **branded to universities, to meet their markets' needs**
- Access to content, instructors and **expert curation of content**
- **Best-in-class customer service** — enabling growth without expanding or taxing university infrastructure



Blockchain
83%
Electric Vehicles
64%
Course ends April 27
CONTINUE

**$74B**
Global Online Degree Market Forecast by **2025**

**$319B**
Global Online Education Market Forecast by **2025**

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential.

# THF Case Study

"I am a teacher by heart and I come from a family of teachers, so I know educators want access to the best possible resources that inspire their students and activate their potential. **inHub is the embodiment of that and Amesite's technology is making it possible**."

**Lucie Howell**
Chief Learning Officer,
The Henry Ford Museum

## The **Henry Ford's inHub** Advances Their Vision of Being a **Global Force** for **Innovation, Invention** and **Entrepreneurship**

### ABOUT THE HENRY FORD

The Henry Ford provides unique educational experiences based on authentic objects, stories, and lives from America's traditions of ingenuity, resourcefulness and innovation.

**Industry:** Museums & Art Galleries, Hospitality

**Company Size:** 501 - 1,000

**Location:** Dearborn, Michigan

**Software:** Enterprise


inhub
LOG OUT
Weekly Logbook
inhub
MY RESOURCES
Model i

### THE CHALLENGE

To increase access to The Henry Ford's unparalleled **collection of 26 MILLION primary and secondary source artifacts** to provide insights into 300 years of American innovation, ingenuity and resourcefulness. And more importantly, to allow these artifacts and their stories **to be translated into impactful experiences and lessons** within a digital environment **to impact and inspire users and educators around the globe in a powerful and engaging way.**

### THE ANSWER

The **Henry Ford partnered with Amesite to deliver inHub**, a global resource and community for activating an innovative mindset. This **specialized digital learning platform** enables users **to engage**, **interact** and **experience** The Henry Ford's collections and its stories in **a whole new way.**

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential.

# WSU Case Study

"We are focused on making sure that professionals learn the latest and best technology. **Having Amesite as a trusted partner has enabled us to scale very fast. Together, we are having greater impact.**"

**Weisong Shi**
Associate Dean of Engineering, Wayne State University

## Wayne State University's Warrior TechSource for the Enterprise Enables Professionals to Be Future-Ready

### ABOUT WSU

Wayne State University is a public research university in Detroit, Michigan. It is Michigan's third-largest university.

**Industry:** Colleges & Universities

**Company Size:** 1,001 - 5,000

**Location:** Detroit, Michigan

**Software:** Higher Education


WAYNE STATE
Good Morning, Professor Herr!
Autonomous Vehicles: Moving Forward in 2021.

### THE CHALLENGE

To help Wayne State University alumni and professionals **execute on today's automotive technology** and **provide them with educational opportunities that allow upward movement in the transforming field of mobility.** Most engineers did not graduate with degrees that covered in-demand topics like electric vehicles, autonomous vehicles, or the Internet of Things – and now **require upskilling to stay competitive in their fields.**

### THE ANSWER

**Wayne State University partnered with Amesite to deliver Warrior TechSource**, a holistic platform that provides fully online, on-demand courses with live instructors. The **platform offers a superior way for WSU to upskill alumni and other professionals** on digital technology and technologies of the future. The **courses contain the latest findings on every topic they train on, in real-time, worldwide** – delivered to students, wherever and whenever needed. It is the **perfect solution for busy professionals** who want to stay relevant and **advance their careers.**

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential.

# TECHNOLOGY

## AMESITE USES AI TO IMPROVE LEARNING

AI drives engagement with fresh, relevant content and analytics that give actionable insights.
Amesite's analytics architecture enables agile, continuous improvements.

## AMESITE USES BEST-IN-CLASS CODE AND ARCHITECTURE

Amesite's platform is built with tools that enable integration with thousands of APIs and offers reliable, out-of-the box auto scalability.

## AMESITE TECHNOLOGY SUPPORTS SIMPLE, SCALABLE DESIGNS CUSTOMERS LOVE

If it's easy to code, it's hard to use. If it's easy to use, it's hard to code.
Our platform is easy to use because we support accessible design with a flexible, sophisticated codebase.

AI-DRIVEN

SCALABLE & SECURE

BEST-IN CLASS FEATURES AND INTEGRABILITY

amesite

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential.

# INVESTMENT LANDSCAPE: AMESITE

## LEARNING MANAGEMENT SYSTEMS

Amesite uniquely focuses on the user experience, driving success for customers and learners. We are disrupting the "LMS."

**Companies: Pluralsight [PS], Stride [LRN], Blackbaud [BLKB]**

## CONTENT CURATORS, PROGRAM MANAGERS, SERVICE PROVIDERS

We believe that the private sector will continue to spur advancements in learning markets.

**Companies: 2U [TWOU], Chegg [CHGG]**

## PLATFORMS FOR THE FUTURE OF WORK

Amesite brings new data, and insights to other Enterprise SaaS platforms. We believe that the future of work is more digital, more connected and will offer continuous learning.

**Companies: Workday [WDAY], Atlassian [TEAM]**

AI GROWTH

**$126B by 2025**

https://www.statista.com/statistics/607716/worldwide-artificial-intelligence-market-revenues/#:~:text=The%20global%20artificial%20intelligence%20(AI,process%20automation%2C%20and%20machine%20learning.

ONLINE EDUCATION GROWTH

**$319.2B by 2025**

https://www.researchandmarkets.com/reports/4986759/global-online-education-market-forecasts-from

SAAS FOR BUSINESS GROWTH

**$623B by 2023**

amesite

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential.

# LEADERSHIP AND BOARD



**Dr. Ann Marie Sastry**

**Founder, Chair & CEO**

- Former CEO and co-Founder of Sakti3 (acquired by Dyson in 2015 for $90M)
- Recognized by President Obama at the White House in 2015 for her technology entrepreneurship
- Her technology and business work have been featured in *WSJ, Fortune, Forbes, The Economist, USA Today, The New York Times* and on the cover of *Inc.*
- Arthur F. Thurnau Professor (UM's highest teaching honor) at the University of Michigan, 17 years
- Recognized with some of the highest honors in her scientific fields
- Co-authored over 100 publications and 100 patents and filings and delivered over 100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.)
- Serves on the Boards of the International Council on Clean Transportation (ICCT), the Alpha House Family Homeless Shelter, Laidlaw & Company, among others
- Holds PhD and MS degrees from Cornell University, and a BS from the University of Delaware, all in Mechanical Engineering



**Anthony Barkett, J.D.**



**Barbie Brewer**



**J. Michael Losh**



**Gilbert S. Omenn, MD, Ph.D.**



**Richard Ogawa, J.D.**



**George Parmer**

FINANCE

TECH & IP

PEOPLE & GROWTH

amesite

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential.

# THANK YOU.



FOR RESOURCES

FOLLOW
OUR PROGRESS

FOR INVESTMENT

amesite

© 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential.